UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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SCHEDULE 14A

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FOR IMMEDIATE RELEASE

AST & Science Announces 1,000th Patent Claim

MIDLAND, TX, March 11, 2021 – AST & Science, LLC, the company building the first and only space-based cellular broadband network accessible directly by standard mobile phones, today announced that its total number of patent and patent pending claims has reached 1,000.

The key patent technologies are protected in critical jurisdictions around the world and cover all aspects of AST’s operations, including satellite architecture, satellite energy efficiencies, deployment, and communication protocols providing high throughput, ground coverage, reliability and compensation using space to enable connectivity to regular cellular handsets.

“Our extensive and growing patent portfolio is a testament to the high level of innovation at AST,” said Abel Avellan, Chief Executive Officer and Chairman of AST & Science. “We are inventing ground-breaking technologies that will transform how and where people use their mobile devices, and bring hundreds of millions of people in the developing world online for the first time. By protecting our proprietary systems, we are ensuring that AST will be the company that leads this revolution.”

AST’s goal is to eliminate the connectivity gaps faced by today's 5 billion mobile subscribers and bring broadband to approximately half of the world's population, who remain unconnected in collaboration with world-class mobile network operators, including Vodafone Group, Rakuten and American Tower.

AST & Science plans to become a public company named AST SpaceMobile (NASDAQ: ASTS) following AST’s expected business combination with New Providence Acquisition Corp. (NASDAQ: NPA, NPAUU and NPAWW), a special purpose acquisition company this year.

About AST SpaceMobile

AST SpaceMobile is building the first, and only, global broadband cellular network in space to operate directly with standard, unmodified mobile devices based on our extensive IP and patent portfolio. Our team of engineers and space scientists are on a mission to eliminate the connectivity gaps faced by today's five billion mobile subscribers and finally bring broadband to the billions who remain unconnected. Follow AST SpaceMobile on Twitter (@AST_SpaceMobile) and LinkedIn.

About New Providence Acquisition Corp.

New Providence Acquisition Corp. is a special-purpose acquisition company formed for the purpose of effecting a merger, share exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses. In September 2019, New Providence Acquisition Corp. consummated a $230 million initial public offering (the "IPO") of 23 million units (reflecting the underwriters’ exercise of their over-allotment option in full), each unit consisting of one of the Company’s Class A ordinary shares and one-half warrant, each whole warrant enabling the holder thereof to purchase one Class A ordinary share at a price of $11.50 per share. New Providence’s securities are quoted on the Nasdaq stock exchange under the ticker symbols NPA, NPAUU and NPAWW.

Additional Information

New Providence Acquisition Corp. (“NPA”) has filed a preliminary proxy statement with the U.S. Securities and Exchange Commission (the “SEC”) in connection with the proposed business combination (the “Business Combination”) with AST & Science, LLC ("AST"), and NPA will mail the definitive proxy statement and other relevant documents to its stockholders. This communication does not contain all the information that should be considered concerning the Business Combination. It is not intended to provide the basis for any investment decision or any other decision in respect to the proposed Business Combination. NPA’s stockholders and other interested persons are advised to read the preliminary proxy statement, any amendments thereto, and the definitive proxy statement in connection with NPA’s solicitation of proxies for the special meeting to be held to approve the Business Combination as these materials will contain important information about AST and NPA and the proposed the Business Combination. The definitive proxy statement will be mailed to the stockholders of NPA as of a record date to be established for voting on the Business Combination. Such stockholders will also be able to obtain copies of the proxy statement, without charge, once available, at the SEC’s website at http://www.sec.gov.

Participants in the Solicitation

NPA, New Providence Acquisition Management LLC and their respective directors, executive officers, other members of management, and employees, under SEC rules, may be deemed to be participants in the solicitation of proxies of NPA’s stockholders in connection with the Business Combination. Investors and security holders may obtain more detailed information regarding the names and interests in the Business Combination of NPA’s directors and officers in NPA’s filings with the SEC, including NPA’s Annual Report on Form 10-K for the fiscal year ended December 31, 2020, which was filed with the SEC on March 1, 2021, and such information and names of AST’s directors and executive officers will also be in the proxy statement of NPA for the Business Combination. Stockholders can obtain copies of NPA’s filings with the SEC, without charge, at the SEC’s website at www.sec.gov.

AST SpaceMobile and its directors and executive officers may also be deemed to be participants in the solicitation of proxies from NPA’s stockholders in connection with the Business Combination. A list of the names of such directors and executive officers and information regarding their interests in the Business Combination will be included in the proxy statement for the Business Combination when available.

No Offer or Solicitation

This communication is for informational purposes only and is neither an offer to purchase, nor a solicitation of an offer to sell, subscribe for or buy any securities or the solicitation of any vote in any jurisdiction pursuant to the Business Combination or otherwise, nor shall there be any sale, issuance or transfer or securities in any jurisdiction in contravention of applicable law. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended (the “Securities Act”), and otherwise in accordance with applicable law.

Forward-Looking Statements

This communication includes “forward-looking statements” that are not historical facts and involve risks and uncertainties that could cause actual results to differ materially from those expected and projected. All statements, other than statements of historical fact contained in this communication including, without limitation, statements regarding NPA’s financial position, business strategy and the plans and objectives of management for future operations; anticipated financial impacts of the AST Business Combination; the satisfaction of the closing conditions to the AST Business Combination; and the timing of the completion of the AST Business Combination, are forward-looking statements. Words such as “expect,” “believe,” “anticipate,” “intend,” “estimate,” “seek” and variations and similar words and expressions are intended to identify such forward-looking statements. Such forward-looking statements relate to future events or future performance, but reflect management’s current beliefs, based on information currently available.

These forward-looking statements involve significant risks and uncertainties that could cause the actual results to differ materially from the expected results. Most of these factors are outside NPA’s and AST’s control and are difficult to predict. Factors that may cause such differences include, but are not limited to: (i) the occurrence of any event, change or other circumstances that could give rise to the termination of the Equity Purchase Agreement or could otherwise cause the AST Business Combination to fail to close; (ii) the outcome of any legal proceedings that may be instituted against NPA and AST following the execution of the Equity Purchase Agreement and the AST Business Combination; (iii) any inability to complete the AST Business Combination, including due to failure to obtain approval of the stockholders of NPA or other conditions to closing in the Equity Purchase Agreement; (iv) the receipt of an unsolicited offer from another party for an alternative business transaction that could interfere with the AST Business Combination; (v) the inability to maintain the listing of the shares of common stock of the post-acquisition company on The Nasdaq Stock Market following the AST Business Combination; (vi) the risk that the AST Business Combination disrupts current plans and operations as a result of the announcement and consummation of the AST Business Combination; (vii) the ability to recognize the anticipated benefits of the AST Business Combination, which may be affected by, among other things, competition, the ability of the combined company to grow and manage growth profitably and retain its key employees; (viii) costs related to the AST Business Combination; (ix) changes in applicable laws or regulations; (x) the possibility that AST or the combined company may be adversely affected by other economic, business, and/or competitive factors; and (xi) other risks and uncertainties indicated in the proxy statement, including those under the section entitled “Risk Factors”, and in NPA’s other filings with the SEC.

NPA cautions that the foregoing list of factors is not exclusive. NPA cautions readers not to place undue reliance upon any forward-looking statements, which speak only as of the date made. For information identifying important factors that could cause actual results to differ materially from those anticipated in the forward-looking statements, please refer to the Risk Factors section of NPA’s Annual Report on Form 10-K filed with the SEC. NPA’s securities filings can be accessed on the EDGAR section of the SEC’s website at www.sec.gov. Except as expressly required by applicable securities law, NPA disclaims any intention or obligation to update or revise any forward-looking statements whether as a result of new information, future events or otherwise.

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Investor Contact:

Michael Bowen

investors@ast-science.com

+1 (203) 682-8299

Media Contact:

Brandyn Bissinger

press@ast-science.com

+1 866 845 6521

Scott Cianciulli

scott@theplunkettgroup.com

+1 (212) 739-6753